UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) 25 August 2006
                                                          --------------

                        Microwave Filter Company, Inc.
               (Exact Name of Registrant as Specified in Charter)


          New York                      0-10976                   16-0928443
-----------------------------   -----------------------      -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


 6743 Kinne Street, East Syracuse, New York                        13057
 ------------------------------------------------                ----------
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (315) 438-4700
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               Registrant's telephone number, including area code

                                 not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.



On August 23, 2006, The Board of Directors of Microwave Filter Company, Inc. appointed Arnold Poltenson as a Director to replace David B. Robinson who passed away.

There are no arrangements or understandings pursuant to which Mr. Poltenson was selected as a director.

Mr. Poltenson has not been assigned to any committee of the Board of Directors at the time of this disclosure.

No transactions have occurred in the last two years to which the Registrant was a party in which Mr. Poltenson had or is to have a direct or indirect material interest.

The registrant's shareholders will be asked to ratify the appointment of Mr. Poltenson to its Board of Directors when next convened for a meeting.








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Microwave Filter Company, Inc.
                                    --------------------------------
                                    (Registrant)


Dated: 25 August 2006               By:  /s/ Carl F. Fahrenkrug
                                    --------------------------------------------
                                        Carl F. Fahrenkrug
                                        President and Chief Executive Officer









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